Exhibit 10.2

                          PROJECT MANAGEMENT AGREEMENT

      THIS PROJECT MANAGEMENT AGREEMENT is made and entered into and effective this 1st day of April, 2000, by and between Capston Network Company, a Delaware corporation with an office 1612 N. Osceola Avenue Clearwater, Fl 33755, hereinafter called "Manager," Smart Games Interactive, Inc. an inactive Delaware corporation with an office at 2075 Case Parkway South, Twinsburg, Ohio 44087, hereinafter called the "Company," and Tobem Investments Ltd., a Cayman Islands Corporation with an office at Genesis Building, P.O. Box 2097, Georgetown, Grand Cayman, B.W.I.

                               W I T N E S S E T H

      WHEREAS, the Company is an inactive Delaware corporation that has been insolvent, as that terms is generally understood, since September 1997; and

      WHEREAS, the Company has no active management or ongoing operations and has not engaged in any business activities since September 1997; and

      WHEREAS, the Company is delinquent in its reporting obligations with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

      WHEREAS, Tobem has recently purchased a controlling interest in the Company for a total of $75,000 in cash, an amount which will probably insufficient to fully discharge the outstanding liabilities of the Company; and

      WHEREAS, Tobem and the Company believe it is in the best interest of its stockholders for the Company to develop a restructuring plan ("Plan") whereby the Company will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets (a "Target Company"); and

      WHEREAS, Capston has significant experience in the development and implementation of corporate restructuring plans and has offered to (a) develop a restructuring plan for the Company, (b) arrange for the contribution of additional cash to the Company if required, (c) negotiate the settlement or payment of the Company's indebtedness, (d) take such actions as may be necessary to bring the Company into compliance with the applicable rules and regulations of the SEC, (e) take such actions as may be necessary to position the Company for a business combination with a suitable privately-held enterprise, and (f) negotiate and close a business combination between the Company and a suitable privately-held enterprise; and

      WHEREAS, the parties hereto desire to enter into a formal agreement for the operation and management of the Company's affairs and the implementation of the Plan;

      NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is agreed that the Company shall be managed by Capston in accordance with the terms and provisions of this agreement, which are as follows, to-wit:

                                    Article I

                             Compensation to Manager

      1.1 As its sole compensation for services to be rendered in connection with the development and implementation of the Plan and the operation of the Company pursuant to this agreement, Tobem agrees to sell to the Manager or its designees 12,000,000 shares of the Company's $0.002 par value common stock at a price of $0.005 per share, or $60,000 in the aggregate. The purchase price for such shares shall be paid to Tobem in cash on before the closing date of a business combination of the type contemplated by this Agreement. Except as specifically provided in this Agreement, the Manager shall not be entitled to receive any common stock or other securities of the Company, or any other options, warrants appreciation rights or similar instruments that will or might entitle the Manager to receive additional shares of common stock in the future.

      1.2 It is expressly agreed between the parties that the full fair market value of the Common Stock issuable to the Manger pursuant to Section 1.1 shall be $.005 per share, or $60,000 in the aggregate.

                                   Article II

                                Powers of Manager

      2.1 Subject at all times to the supervision, direction and control of the Company's board of directors, Manager shall have all necessary power and authority to, manage, supervise and administer the day-to-day business affairs of the Company and shall use reasonable commercial efforts to seek, investigate and, if the results of such investigation warrant, negotiate a business combination with a suitable company or business opportunity that seeks the perceived advantages of a business combination with a publicly held corporation.

      2.2 The Manager is expressly authorized to negotiate the payment and/or compromise of the outstanding liabilities of the Company on such terms as shall, in the discretion of the Manager, seem appropriate under the circumstances. Notwithstanding the foregoing, in the event that the Manager causes the Company to issue shares of its common stock to a creditor in settlement of a claim against the Company, the Manager will be required to return to the Company for cancellation a like number of shares.

      2.3 The Manager may, with the consent of Tobem and without notice to the other stockholders of the Company, effect such corporate changes as the Manager deems appropriate under the circumstances. In particular, the Manager is expressly authorized to vote with Tobem to amend the Company's certificate of incorporation to (a) effect a reverse split of the Company's outstanding common stock, provided that the ultimate reverse split ratio may not exceed 1 for 42,
(b) modify the authorized capitalization of the Company, (c) change the name of the Company to a name selected by the Manager, and (d) effect any other corporate changes that may under applicable law be effected by a written consent signed by majority of the Company's stockholders.

      2.4 The Manager may, with the consent of Tobem and without notice to the other stockholders of the Company, adopt and implement an Incentive Stock Plan for the benefit of the Company's future employees provided, however, that the total number of shares reserved for incentive grants under the Incentive Stock Plan shall not exceed 10% of the total number of shares issued and outstanding immediately after the closing of a business combination with a Target Company.

      2.5 In the event that the available cash resources of the Company are insufficient to provide for the payment and/or compromise of the outstanding liabilities of the Company, the Manager shall be entitled to purchase or arrange for the sale of sufficient additional shares of the Company's common stock to provide sufficient cash resources for the complete satisfaction of the Company's outstanding obligations. Notwithstanding the generality of the foregoing, the net purchase price payable by the Manager for the issuance of additional shares shall not be less than $0.01 per share.

                                   Article III

                                   Operations

      3.1 All operations conducted on behalf of the Company by the Manager shall be conducted by competent personnel who have been selected by the Manager and approved by Company's board of directors. All such operations shall be performed in a good and professional manner and in connection with all such operations the Manager shall adhere to the standard of care that is customary and usual in the activities of similarly situated publicly-held companies who are seeking to effect a business combination with a Target Company.

      3.2 The number of employees, the selection of such employee, the hours of labor and the compensation for services to be paid any and all such employees shall be determined by Manager, and all such employees shall be the employees of Manager.

      3.3 The Manager shall retain such consultants, subcontractors, employees and agents as may be necessary to discharge the duties set forth in this Article III in a prompt, professional and timely manner. Except as specifically set forth herein, all fees, wages, charges and expenses incurred by the Manager in connection with the performance of its duties hereunder shall be the responsibility and obligation of, and paid by, the Manager, and the Manager hereby expressly agrees to indemnify and hold the Company harmless from and against all costs and expenses, including attorney's fees, judgments and amounts paid in settlement, which may be paid or incurred by any such person in connection with or as a result of any claim, demand, action or right of action which in any way arises from or relates to the performance of any duty of the Manager under the terms of this Agreement.

                                   Article IV

                   Employment of Professionals and Finders

      4.1 In connection with the implementation of the Plan and consummation of a business combination transaction with at Target Company, the Manager shall be authorized, subject to the approval of the Company's Board of Directors, to retain such attorneys, accountants and other professionals to represent and assist the Company as it deems reasonable and prudent under the circumstances. The fees of such professionals shall be treated as operating expenses of the Company and paid by the Company from its available cash resources, provided, however, that no cash fees may be paid to professionals retained by the Manager until all of the liabilities of the Company existing at the date of this agreement have been compromised or paid.

      4.2 In connection with the implementation of the Plan and consummation of a business combination transaction with at Target Company, the Manager shall be authorized, subject to the approval of the Company's Board of Directors, to enter into such agreements with third party finders as it deems reasonable and prudent under the circumstances. In connection with the engagement of such finders, and subject at all times to the approval of the Company's Board of Directors, the Manager may negotiate fee agreements that provide the payment of fees to unrelated third party finders who introduce the Company to a suitable acquisition prospect. All finder's fees shall be treated as operating expenses of the Company and paid by the Company from its available cash resources, provided, however, that no cash fees may be paid to any finders retained by the Manager until all of the liabilities of the Company existing at the date of this agreement have been compromised or paid.

      4.3 Notwithstanding the generality of Sections 4.1 and 4,2, in the event that any professional fees or finders fees to be paid in shares of the Company's common stock, then the Manager shall be required to pay one-half of all professional and finder's fees associated with the proposed business combination from the shares issued to the Manger pursuant to Article I hereof.

                                    Article V

                           Specific Duties of Manager

      5.1 The Manager shall have the primary responsibility for conducting all of the Company's existing and proposed operations in a good and professional manner with due regard for the rights and interests of all of the Company's Stockholders In furtherance, and not in limitation of the foregoing, the Manager shall:

     a. conduct all of the Company's existing and proposed operations in accordance with applicable law and the provisions of this Agreement;

     b. conduct all of the Company's existing and proposed operations in a good and workmanlike manner as would a prudent manager under the same or similar circumstances;

     c. keep the Company's Board of Directors informed with respect to all operations of the Company, all investigations of or negotiations with potential Target Companies, all other matters which they are entitled to know under applicable law and all additional matters it deems to be important under the circumstances;

     d. keep the Company's Stockholders informed of all matters which they are entitled to know under applicable law and all additional matters it deems to be important under the circumstances;

     e. keep the Company and its properties, if any, free from all liens and encumbrances occasioned by the operations contemplated hereby;

     f. retain at its sole cost, risk and expense such employees, experts and consultants as may be necessary or desirable in the discharge of the duties of the Manager set forth in this Agreement;

     g. maintain complete, correct and accurate books, records and accounts and furnish to the Company's Board of Directors periodic reports in such detail as may be reasonably required to permit the Company to fully discharge its reporting obligations under the Exchange Act and other applicable law;

     i. make all information concerning the Company available for inspection by the Board of Directors or the authorized representatives of the Stockholders.

                                   Article VI

                       Payment of Liabilities and Expenses

      6.1 All liabilities of the Company existing at the date of this agreement shall be paid or fully compromised from the existing capital resources of the Company. In the event that the available cash resources of the Company are insufficient to provide for the payment and/or compromise of the outstanding liabilities of the Company, the Manager shall be required to either purchase or arrange for the sale of sufficient additional shares of the Company's common stock to provide sufficient cash resources for the complete satisfaction of the Company's outstanding obligations. All sales of additional common stock shall be effected at a net purchase price of not be less than $0.02 per share.

      6.2 All other costs, expenses and liabilities accruing or resulting from the operation of the Company pursuant to this agreement and the implementation of the Plan shall be advanced and paid by Manager at its sole cost, risk and expense. All such costs, expenses and related charges shall be accounted for by Manager in accordance with generally accepted accounting principles ("GAAP") and shall be treated as contributions to the Company's capital by the Manager. The Company shall not be obligated to reimburse the Manager for any costs and expenses incurred or to be incurred in connection with the preparation and filing of the Company's reports under the Exchange Act and the investigation of business opportunities on behalf of the Company. Notwithstanding the foregoing, the Manger shall be entitled to negotiate a reasonable " acquisition fee" or "non-accountable expense allowance" that will be payable to the Manager solely by or for the benefit of the Target Company and neither the Company nor any of its Stockholders shall have any claim to or interest in any fees or expense allowances that are paid to Manager by or for the benefit of any Target Company.

                                   Article VII

                              Rights of the Company

      7.1 The Company's Board of Directors shall have access to Manager and its employees at all reasonable times to inspect and supervise the operations of the Company and shall have access at all reasonable times to all information pertaining to the operation thereof. Manager, upon request, shall furnish the Board of Directors with any information that may be reasonably requested pertaining to operations of the Company, including copies of accounting records, correspondence, due diligence materials provided by potential Target Companies, and reports on the status of discussions and negotiations with potential Target Companies. The Company's Board of Directors shall have the right to inspect at all reasonable times during business hours, the books and records of Manager pertaining to the Company; provided, however, that Manager may destroy or otherwise dispose of any books and records relating to matters that are more than seven years old, except records with respect to items in dispute.

                                  Article VIII

                              Liability of Manager

      8.1 The judgment and discretion of Manager exercised in good faith shall be the limit of the liability of Manager to Company. Manager shall never be liable to Company for any act done or omitted to be done in good faith in the performance of any of the provisions of this agreement. Manager shall not be liable to Company for any failure to perform or for any loss caused by strikes, riots, fires, tornadoes, floods or any other cause including requirements of governmental agencies, whether of like character or not, beyond the control of Manager and which the exercise of reasonable diligence could not avoid.

                                   Article IX

                                     Notices

      9.1 All notices, reports and correspondence permitted or required to be given to any party hereunder, except as otherwise specifically provided herein, shall be given in writing by U.S. mail or by telegram, postage or charges prepaid, addressed to such party at the address listed above. Any party may change his or its address by appropriate written notice to the other party hereto.

                                    Article X

                State and Federal Laws, Rules and Regulations

      10.1 All of the terms and provisions of this agreement are hereby expressly made subject to all federal and state laws and to all valid rules and regulations and orders of any duly constituted authority, having jurisdiction in the premises. Manager shall prepare and the Company shall file all such applications, notices, reports and other information concerning the operations of the Company as may be required under the Exchange Act or other applicable law. All costs and expenses incurred by Manager in preparing periodic and other reports for the benefit of the Company shall be paid by the Manager at its sole cost, risk and expense. Nothing herein contained, however, shall obligate the Manager to prepare any applications, notices, reports and other information concerning the operations of the Company from and after the closing date of a business combination transaction of the type contemplated by the Plan.

                                   Article XI

                                  Force Majeure

      11.1 If any party is rendered unable, wholly or in part, by force majeure, to carry out its obligations under this Agreement, other than the obligation to make money payments, that party shall the other party prompt written notice of the force majeure, with reasonably full particulars concerning it; thereupon, the obligation of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The affected party shall use all reasonable diligence to remove the force majeure as quickly as possible. The term "force majeure" as here employed shall mean an Act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

                                   Article XII

                                      Term

      12.1 Subject to other provisions hereof, this agreement shall remain in full force and effect until the earlier of (a) the closing date of a business combination transaction of the type contemplated by the Plan, or (b) the expiration of the 6 month period specified in Section 1.2 hereof, at which time all powers and responsibilities of the Manager shall terminate.

                                  Article XIII

                                Other Provisions

      13.1 Notwithstanding anything to the contrary contained in this Agreement, the following items pertaining to the management of the Company shall not be considered as administrative overhead, and Manager shall be entitled to make a direct charge to the Company or the Target Company for same:

   a. Fees for legal services, costs and expenses incurred in connection with preparation and filing of a Current Report on From 8-K to reflect the consummation of a business combination transaction of the type contemplated by the Plan.

   b. Fees for third party professional and contract services of personnel directly connected with or engaged in the consummation of a business combination transaction of the type contemplated by the Plan, provided, however, that all agreements with such professional service providers or contract service personnel shall be subject, in all events, to the prior approval of the Company's Board of Directors.

      13.2 This agreement and of the terms and provisions hereof shall extend to and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns, and shall be enforceable by the parties in any court of competent jurisdiction.

                                   Article XIV

                         Representations and Warranties

      14.1 Organization and Qualification. The Company is a corporation, duly organized, validly existing and in good standing under the laws of State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary.

      14.2 Articles of  Incorporation  and By-Laws.  The Company has  heretofore furnished to Manager a complete and correct copy of the Articles of Incorporation and the By-Laws, as amended or restated to the date hereof. The Company is not in violation of any of the provisions of its Articles of Incorporation or By-Laws.

      14.3 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $.001 par value and 5,000,000 shares of preferred stock, $0.001 par value. As of the date hereof (before giving effect to the transactions contemplated herein) (i) 12,648,244 shares of common stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the Company's Articles of Incorporation or By-Laws or any agreement to which the Company is a party or is bound and (ii) no shares of the Company's Preferred are outstanding. There are no options, warrants, calls or other rights (including registration rights), agreements, arrangements or commitments presently outstanding obligating the Company to issue, deliver, sell or register shares of its capital stock or debt securities, or obligating the Company to grant, extend or enter into any such option, warrant, call or other such right, agreement, arrangement or commitment. The shares of the Company Common issued to Capston pursuant to this agreement will be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights created by statute, the Company's Articles of Incorporation or By-Laws or any agreement to which the Company is a party or is bound.

      14.4 Subsidiaries. The Company does not have any subsidiaries or own any interest in any enterprise (whether or not such enterprise is a corporation). The Company has either sold to third parties, or dissolved in accordance with applicable law, all corporations, partnerships and other incorporated or unincorporated enterprises in which it has previously had an interest, regardless of whether such interest arose from stock ownership, management control or otherwise.

      14.5 Authority. Each of the Company and its Board of Directors has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated herein. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action and no other corporate proceeding on the part of the Company (including, without limitation, any approval by the shareholders of the Company of this Agreement or the transactions contemplated herein) is necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by the Company and its Board of Directors and, assuming the due authorization, execution and delivery hereof by Capston, constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (i) except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar law now or hereafter in effect relating to or affecting creditors' rights generally, and without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers and (ii) subject to the limitations imposed by general rules of equity (regardless of whether such enforceability is considered at law or in equity).

      14.6 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not (i) conflict with or violate the Company's Certificate of Incorporation or By-Laws, as amended or restated, (ii) conflict with or violate any Laws in effect as of the date of this Agreement applicable to the Company or by which any of its properties is bound, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or Encumbrance on, any of the properties or assets of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its properties is bound or subject except for breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or Encumbrances that would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise) operations or prospects of the Company, taken as a whole, or on the transactions herein contemplated.

      (b) The execution and delivery of this Agreement by the Company and the performance of this Agreement by the Company does not require the Company to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entities, except for applicable requirements, if any, of (i) the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the securities laws of any other jurisdiction (the "Blue Sky Laws") and the National Association of Securities Dealers, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, either individually or in the aggregate, prevent the Company from performing its obligations under this Agreement.

      14.7 Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "the Company Permits"), and there is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened, regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of (a) any Law applicable to the Company or by which any of its properties is bound or subject or (b) any of the Company Permits. Neither the Company nor Newco has received from any Governmental Entity any written notification with respect to possible conflicts, defaults or violations of Laws.

      14.8 Reports; Financial Statements. (a) with the exception of its Quarterly Report on Form 10-QSB for the period ended September 30, 1999 and its Annual Report on Form 10-KSB for the period ended December 31, 1999, Company has filed (i) all forms, reports, statements and other documents required to be filed with (A) the Securities and Exchange Commission ("SEC"), including, without limitation (1) all Annual Reports on Form 10-KSB, (2) all Quarterly Reports on Form 10-QSB, (3) all proxy statements relating to meetings of stockholders (whether annual or special), (4) all Reports on Form 8-K, (5) all other reports or registration statements and (6) all amendments and supplements to all such reports and registration statements (collectively, the "the Company SEC Reports") and (B) any applicable Blue Sky Laws and (ii) all forms, reports, statements and other documents required to be filed with any other applicable federal or state regulatory authorities (all such forms, reports, statements and other documents being referred to herein, collectively, as the "the Company Reports"). The Company Reports were prepared in all material respects in accordance with the requirements of applicable Law (including, with respect to the Company SEC Reports, the Securities Act and Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports) and (y) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) Each of the financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports filed prior to or on the date of this Agreement (i) have been prepared in accordance with, and complied as to form with, the published rules and regulations of the SEC and generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein) and (ii) fairly present the financial position of the Company as of the respective dates thereof and the results of its operations and cash flows for the periods indicated.

      (c) To the best of the Company's knowledge after due inquiry, the Company's auditors have issued no management letters in connection with the Company's financial statements.

      14.9 Absence of Certain Changes or Events. Except to the extent disclosed in the Company SEC Reports filed prior to or on the date of this Agreement, there has not been any significant change by the Company in its accounting methods, principles or practices.

      14.10 No Undisclosed Liabilities. There are no liabilities of the Company, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than (a) liabilities fully reflected or reserved against on the balance sheet contained in the Company's 1998 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 or in the unaudited consolidated balance sheet contained in the Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1999;
(b) liabilities under the Company's prior agreement with Brandmakers, Inc. and fees and expenses related thereto, (c) liabilities under this Agreement and fees and expenses related thereto; and (d) liabilities which, individually or in the aggregate would not have a the Company Material Adverse Effect.

      14.11 Absence of Litigation. There is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of the Company, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of the Company, threatened against the Company or any properties or rights of the Company and the Company is not subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including, without limitation, cease and desist or other orders.

      14.12. Taxes. the Company has timely filed all returns or reports required to be filed with any taxing authority with respect to Taxes for any period ending on or before the date of this Agreement, taking into account any extension of time to file granted to or obtained on behalf of the Company, all Taxes shown to be payable on such returns or reports that are due prior to the date of this Agreement have been paid and, as of the date hereof, no deficiency for any material amount of tax has been asserted or assessed by a taxing authority against the Company and all liability for Taxes of the Company that are or will become due or payable with respect to periods covered by the financial statements referred to herein have been paid or adequately reserved for on such financial statements.

      14.13 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated in this Agreement based upon arrangements made by or on behalf of the Company.

      14.14. Environmental Laws and Regulations. (a) the Company is in material compliance with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by the Company of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof and compliance with notification, reporting and registration provisions under applicable Environmental Laws; the Company has not received notice of, or, to the knowledge of the Company, is the subject of any Environmental Claim; and to the knowledge of the Company, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future, or to require material expenditures to maintain such material compliance in the future.

      (b) There are no Environmental Claims that are pending or, to the knowledge of the Company, threatened against the Company or, to the knowledge of the Company, against any person or entity whose liability for any Environmental Claim the Company has or may have retained or assumed either contractually or by operation of law.

      (c) To the knowledge of the Company, there are no circumstances that could form the basis for an Environmental Claim against the Company, or against any person or entity whose liability for any Environmental Claim the Company has or may have retained or assumed either contractually or by operation of law.

      14.15. Contract Rights. Except for this Agreement and the prior agreement with Brandmakers, the Company is not a party to or bound by any contract or agreement, whether written or oral, including, without limitation, any contract or agreement for employment, consulting or similar services, for capital expenditures or the acquisition or construction of fixed assets, which constitutes any note, bond, indenture or other evidence of indebtedness or guaranty or security for indebtedness of others, for the sale of any asset, or the grant of any right or option to purchase such asset, which constitutes a lease, which purports to limit the freedom of the Company to compete in any line of business or in any geographic area or to borrow money or incur indebtedness.

      14.16.  Employee  Benefit  Plans.  (a) the  Company  does  not  have any
              ------------------------
employees.

      (b) the Company does not have any continuing obligations under any employee benefit plan of the Company existing prior to the date of this agreement (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of the ERISA), or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, insurance or other plan, arrangement or understanding.

      (c)   the Company is not a party to any collective bargaining agreement.

      (d) the Company has no obligation for retiree health, medical or life insurance benefits under any plan or arrangement.

      14.17. Public Offering. The initial public offering of the Company was a bona fide offering to the "public" as such term is used and defined in connection with offerings of securities subject to the Securities Act in material compliance with the Securities Act and the rules and regulations promulgated thereunder. All shares issued in such offering were issued in compliance with applicable Blue Sky Laws.

      IN WITNESS WHEREOF, this Agreement has been executed by the parties on the date first set forth above

 .Smart Games Interactive, Inc.               Tobem Investments, Ltd.

By:       /s/                                By:     /s/
    -----------------------------                ----------------
    Sally A. Fonner, Sole Director               Authorized Representative


Capston Network Company
By:       /s/
    ----------------
     Sally A. Fonner, President